UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2026

Public Storage

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33519	93-2834996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2811 Internet Boulevard, Frisco, Texas	75034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (469) 649-9486

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.900% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series P, $0.01 par value	PSAPrP	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.950% Cum Pref Share, Series Q, $0.01 par value	PSAPrQ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series R, $0.01 par value	PSAPrR	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.100% Cum Pref Share, Series S, $0.01 par value	PSAPrS	New York Stock Exchange
Guarantee of 0.875% Senior Notes due 2032 issued by Public Storage Operating Company	PSA/32	New York Stock Exchange
Guarantee of 0.500% Senior Notes due 2030 issued by Public Storage Operating Company	PSA/30	New York Stock Exchange
Guarantee of 3.500% Senior Notes due 2034 issued by Public Storage Operating Company	PSA/34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement

On July 9, 2026, Public Storage (the “Company”) and Public Storage Operating Company, a subsidiary of the Company (“PSOC”), entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), for the sale of $900 million aggregate principal amount of senior notes in two tranches (collectively, the “Notes”). The Notes will be issued by PSOC and guaranteed by the Company.

The first tranche of $400 million aggregate principal amount of senior notes due 2032 will bear interest at an annual rate of 4.700%, will be issued at 99.283% of par value and will mature on February 1, 2032 (the “2032 notes”). PSOC will pay interest on the 2032 notes semi-annually on February 1 and August 1 of each year, commencing February 1, 2027.

The second tranche of $500 million aggregate principal amount of senior notes due 2036 will bear interest at an annual rate of 5.150%, will be issued at 98.553% of par value and will mature on August 15, 2036 (the “2036 notes”). PSOC will pay interest on the 2036 notes semi-annually on February 15 and August 15 of each year, commencing February 15, 2027.

The offering of the Notes was made pursuant to a shelf registration statement on Form S-3 (File Nos. 333-283556 and 333-283556-01) filed by the Company and PSOC with the Securities and Exchange Commission (the “SEC”) on December 2, 2024. A preliminary prospectus supplement, dated July 9, 2026, relating to the Notes and supplementing the prospectus was filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”).

The offering is expected to close on July 20, 2026, subject to the satisfaction of customary closing conditions. PSOC expects to use the net proceeds to finance, in part, the Company’s pending acquisition of National Storage Affiliates Trust, which may include the payment of related fees and expenses, and for general corporate purposes, including to make investments in self-storage facilities (such as acquisitions of facilities or interests in entities that own facilities, development, and mortgage loans secured by facilities), the repayment of debt and the redemption of outstanding securities.

The Underwriters have performed investment banking and advisory services for the Company and PSOC from time to time for which they have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with and perform services for the Company and PSOC in the ordinary course of their business.

The lenders under PSOC’s revolving credit facility include, among other financial institutions from time to time as lenders party thereto, Bank of America, N.A., an affiliate of BofA Securities, Inc.; JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities LLC; The Huntington National Bank, an affiliate of Huntington Securities, Inc.; U.S. Bank National Association, an affiliate of U.S. Bancorp Investments, Inc.; Goldman Sachs Bank USA, an affiliate of Goldman Sachs & Co. LLC; Wells Fargo Bank, National Association, an affiliate of Wells Fargo Securities, LLC; PNC Bank, National Association, an affiliate of PNC Capital Markets LLC; Morgan Stanley Bank, N.A., an affiliate of Morgan Stanley & Co. LLC; Sumitomo Mitsui Banking Corporation, an affiliate of SMBC Nikko Securities America, Inc.; TD Bank, N.A., an affiliate of TD Securities (USA) LLC; Citibank, N.A., an affiliate of Citigroup Global Markets Inc.; Royal Bank of Canada, an affiliate of RBC Capital Markets, LLC; BNP Paribas, an affiliate of BNP Paribas Securities Corp.; and The Bank of Nova Scotia, an affiliate of Scotia Capital (USA) Inc.

PSOC and the Company made certain customary representations, warranties and covenants concerning the Company, PSOC and the registration statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities.

A copy of the Underwriting Agreement is attached to this report as Exhibit 1.1 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 1.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

1.1	Underwriting Agreement, dated as of July 9, 2026, by and among PSOC, the Company, Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Hogan Lovells Cadwalader US LLP.

23.1	Consent of Hogan Lovells Cadwalader US LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ Nathaniel A. Vitan
Date: July 10, 2026		Nathaniel A. Vitan Chief Legal Officer & Corporate Secretary